UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2004

ULTIMATE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22532	84-0585211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 29, 2004, Ultimate Electronics, Inc. (the “Company”) entered into a Severance Agreement and Release (the “Severance Agreement”) with Alan E. Kessock, the Company’s former Senior Vice President - Operations.  The Severance Agreement is dated November 29, 2004, and Mr. Kessock's termination date is effective November 4, 2004 (the “Termination Date”).  The Severance Agreement provides that Mr. Kessock will receive one year’s base salary (the “Severance Payments”) and one year’s payment of the portion of the premiums of Mr. Kessock’s group health insurance.  Pursuant to the Severance Agreement, Mr. Kessock has agreed not to engage in any competitive business in any capacity and not to solicit any of the Company’s employees for one year from the Termination Date.  The Severance Agreement also includes customary confidentiality provisions.  In the event Mr. Kessock breaches the Severance Agreement, Mr. Kessock must pay back to the Company all Severance Payments received by Mr. Kessock through the date of breach, and he will forfeit any future payments.  A copy of the Severance Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 29, 2004, the Company also entered into a Consulting Agreement (the “Consulting Agreement”), pursuant to which Mr. Kessock will provide the Company consulting services as requested by the Company.  The Company will pay Mr. Kessock $100 per hour for such consulting services, in addition to any reimbursements for reasonable business and travel expenses.  In addition, if Mr. Kessock completes his obligations under the Consulting Agreement, Mr. Kessock’s last 41 weeks of Severance Payments under the Severance Agreement will be accelerated as follows: 21 weeks on December 31, 2004 and 20 weeks on January 31, 2004.  The Consulting Agreement is effective as of November 5, 2004 and terminates on January 31, 2004, and includes customary proprietary rights assignment and confidentiality provisions.  A copy of the Consulting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.

99.1	Severance Agreement and Release, dated November 29, 2004, by and between Ultimate Electronics, Inc. and Alan E. Kessock.

99.2	Consulting Agreement, effective November 5, 2004, by and between Ultimate Electronics, Inc. and Alan E. Kessock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
(Registrant)

Date: December 2, 2004	By:	/s/ DAVID A. CARTER
David A. Carter,
Senior Vice President – Finance and Chief Financial Officer